SPDR® SERIES TRUST

(the “Trust”)

Supplement dated October 16, 2017 to the Trust’s

Statements of Additional Information,

each dated October 31, 2016, as supplemented

Effective immediately, the second paragraph of the discussion under the heading entitled “THE DISTRIBUTOR,” within the section entitled “MANAGEMENT OF THE TRUST,” is replaced with the following:

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. As of October 16, 2017, the Adviser and/or Distributor had arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”), Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”) and TD Ameritrade, Inc. (“TD Ameritrade”). Pursuant to these arrangements, Schwab, Pershing, RBC and TD Ameritrade have agreed to promote certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may also reimburse expenses or make payments from their own assets to other persons in consideration of services or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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